RAPID Tests for EARLIER Treatment

Investor Presentation

Slide 2

Forward Looking Statements

Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio’s ability to obtain additional financing and to obtain regulatory approval in a timely manner, as well as the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.

Slide 3

Chembio Overview
•	Develops, Manufactures and Markets Rapid Point-of- Care (POC) Diagnostic Tests
•	In-licensed Lateral Flow technologies & Chembio’s Patented Dual Path Platform (DPP®)
•	Branded, Private Label, and Licensing Strategies Anticipated to Result in Continued Organic Growth
•	Profitable 2009-2010 and through 9/30/2011
•	38% Product Revenue Growth through 9/30/2011 v. 9/30/2010
•	Continued Strong Revenue Growth Anticipated in 2012, primarily from new products approved in Brazil
•	Fully Integrated Facility in Medford, NY
•	FDA PMA (CBER) & USDA Approved; ISO 13.485 Certified
•	~28,000 Square Feet; 140 Employees

Slide 4

POCTs - A Growing Global Market

•	$7B Global Point-of-Care Test (POCT) Market within $40B In-Vitro Diagnostics Market
•	POCTs for Sexually Transmitted Diseases (STDs) & Blood Pathogens
‐	Public/Global Health Programs
‐	OTC HIV
•	Other POCT Markets
‐	Veterinary (Vector-borne, Companion, Equine, Production, Specialty)
‐	Screening Programs

Slide 5

DUAL PATH PLATFORM (DPP®) – Improved Accuracy and Multiplexing vs. Lateral Flow Technologies
•	Patented Platform Technology with a Multitude of Potential Diagnostic Applications
‐	Foundational DPP Patent issued in U.S.; Additional patents issued or pending in U.S. & many foreign jurisdictions
•	Independent Sample Path and Direct Binding
‐	Improves Performance (Sensitivity and Specificity)
‐	Enables Improved Multiplex Products

See Graphics

Slide 6

Our Branded Products Will Support and be Complemented By our OEM and Licensed Products

Current OEM/Licensees:  Fiocruz (Brazil), BIORAD, Alere
Potential Future OEM/License Areas: Women’s Health, Other Infectious Diseases, Veterinary : Small and Large Animal

DPP® HIV SCREENING TEST – DPP® SYPHILIS SCREEN & CONFIRM – SURE CHECK® HIV OTC – SINGLE PARAMETER & MULTIPLEX INFECTIOUS DISEASE PRODUCTS

Slide 7

Chembio’s FDA Approved Rapid HIV Tests
Marketed By Alere in U.S. and Chembio Distributors ex-U.S. for Professional Use

•	Estimated 20% or more of the 1.1MM HIV+ individuals in U.S. are not aware of their status
•	Products sold in US professional market by Alere Inc. (NYSE:ALR) as Clearview® brand
‐	10-Year exclusive agreement through Sept. 2016 Based on ASP sharing
‐	9 Month YTD Sales $5.39 Million, a 52% increase v. comparable 2010 period
•	Ex-US under Chembio Brands (STAT-PAK® & SURE CHECK®)
•	Chembio Pursuing OTC Approval for Sure Check

Slide 8

FDA Approved Rapid HIV Tests and Chembio’s DPP ®  HIV Test that is Pending Regulatory Approval

	Clearview Complete	Clearview STAT PAK®	DPP® HIV Screen	OraQuick	Uni-Gold
	(See Graphic)	(See Graphic)	(See Graphic)	(See Graphic)	(See Graphic)
Manufacturer	Chembio	Chembio	Chembio	Orasure Technologies, Bethlehem PA	Trinity Biotech, Dublin Ireland
Current or Planned Distribution	Private Label for Alere Direct & Distribution	Private Label for Alere Direct & Distribution	Direct & Distributors	Direct sales force	Direct sales force & distributors
FDA Approval Date	2006	2006	Clinical trials	2003	2003
Technology	Lateral Flow	Lateral Flow	Dual Path Platform (DPP®)	Lateral Flow	Lateral Flow
Est. US Market Shr.	8%	12%	N/A	65%	15%
FDA Sensitivity	99.7%	99.7%	TBD	99.3%OF/99.6% WB	100%
FDA Specificity	99.9%	99.9%	TBD	99.8%OF/100% WB	99.7%
Features
Sample Types	All Blood Matrices	All Blood Matrices	Blood & Oral Fluid Claims being pursued	Oral Fluid and all blood matrices except serum	All Blood Matrices
True IgG Control	Y	Y	Y	Y	N
Sample Size (in microliters)	<5	<5	<5	<5	40
HIV-2	Y	Y		Y	N

Slide 9

Pipeline: Chembio-Branded Products Anticipated Timelines – US Market

CLINICAL TRIALS/REGULATORY SUBMISSIONS

REGULATORY APPROVAL OR CLEARANCE/COMMERCIAL SALES

Product	2011	2012	Est. Current/Potential U.S. Market Size
DPP® HIV Screen	Clinical Trials 90%+ Complete; PMA Module I submitted and responded. PMA Module II submitted October.	Respond to Module II & Complete Clinical Trials. Submit Module III. FDA Approval, CLIA waiver, US Market Launch 1H 2013	$70MM/$150MM US POCT Market Developed into 7MM Unit Market since 2003
DPP® Syphilis Screen & Confirm	CE Marking Granted October Establishing EU Distribution. Clinical Trials Commenced for US FDA 510(K) Submission	Launch in EU Complete clinical trials in US & Submit 510(K) to FDA for Clearance & US Market Launch 1H 2013	NA/$70MM 69MM Syphilis tests performed in US; 50MM Clinical; Assumes 20% convert to POCT
Sure Check® HIV OTC	Product Already Approved for Professional Use which is Pre-requisite	Complete Pre-IDE Requirements and Begin Phase II Clinical Trials	NA/$150MM Assumes 5MM unit market @ $30/OTC unit

Slide 10

Pipeline: OEM Contracts with FIOCRUZ Brazil
Anticipate Minimum of $9MM in full year 2012 Revenues vs. $2.6MM through 9/30/2011 YTD

Contract	2010	2011	2012
DPP® HIV Screening	Approved	Commercial Sales	Commercial Sales
Commercial Sales
DPP® HIV Confirmatory	Approved	Commercial Sales	Commercial Sales
DPP® Syphilis Treponemal	Agreement Signed December 2010	Approved Q1 ‘11	Commercial Sales
Commercial Sales
DPP® Syphilis Treponemal/ Non-Treponemal			Submission
Approval
DPP® Canine Leishmaniasis	Submitted	Approved Q1’11	Commercial Sales
Commercial Sales
DPP® Leptospirosis		Submitted Q2’ 2011	Commercial Sales
Approved Q3’11

Slide 11

Financial Summary - FY2008-2010 Results
•	Record Revenues and Earnings
•	Improving Gross Margins
•	Operating Cash Flow Strengthened Balance Sheet
•	$1.5MM QTDP Grant in 2010 credited to R&D Expense
•	$.3MM 2010 Expense related to possible Strategic Transaction

See Graphic

Slide 12

2010 Full Year and Nine Month 2010 & 2011 Selected Financial Results

	September 30, 2011-YTD		September 30, 2010-YTD		December 31,2010
Net Product Revenues	$11,516,325		$8,337,133		$13,516,359
Non-Product Revenues	1,655,294		2,700,728		3,188,344
TOTAL REVENUES	13,171,619		11,037,861		16,704,703
GROSS MARGIN	6,647,353	50%	5,609,841	51%	8,100,699	48%
OPERATING COSTS:
Research and development expenses	3,697,309	28%	2,822,455	26%	2,586,308	15%
Selling, general and administrative expense	2,412,867	18%	2,143,715	19%	2,940,721	18%
	6,110,176		4,966,170		5,527,029
INCOME FROM OPERATIONS	537,177		643,671		2,573,670
OTHER INCOME (EXPENSES):	(9,030)		(11,103)		(60,326)
NET INCOME	528,147	4%	632,568	6%	2,513,344	15%

Slide 13

Three Months September 2010 & 2011 Selected Financial Results

	3 MOS Sept 30, 2011		3 MOS Sept 30, 2010
Net Product Revenues	$5,526,883		$3,786,572
Non-Product Revenues	394,904		718,431
TOTAL REVENUES	5,921,787		4,505,003
GROSS MARGIN	2,670,733	45%	2,208,501	49%
OPERATING COSTS:
Research and development expenses	1,242,295	21%	1,230,100	27%
Selling, general and administrative expense	949,237	16%	801,854	18%
	2,191,532		2,031,954
INCOME FROM OPERATIONS	479,201		176,547
OTHER INCOME (EXPENSES):	(3,596)		(8,571)
NET INCOME	475,605	8%	167,976	4%

Slide 14

Revenue Growth by Category: 2009 vs. 2010

See Graphics

Slide 15

Revenue Growth by Category: YTD Q3-2011 vs. YTD Q3-2010

See Graphics

Slide 16

Selected Balance Sheet Data
($ in millions)	Sept'11	Dec. '10	Dec. '09
Cash	$ 3,045	$ 2,136	$ 1,068
Accounts Receivable	2,658	3,946	1,776
Inventories	2,588	1,349	1,556
Total Current Assets	8,480	7,637	4,667
Net Fixed Assets	849	813	580
Other Assets	770	636	1,068
Total Assets	$ 10,099	$ 9,086	$ 6,315

Total Current Liabilities	3,199	3,076	3,173
Total Liabilities	3,345	3,277	3,227

Total Equity	6,754	5,809	3,088

Total Liabilities & Stockholders Equity	$ 10,099	$ 9,086	$ 6,315

Slide 17

Anticipated Milestones 2012-13

Clinical & Regulatory Programs for Branded Products
•	DPP® HIV Oral Fluid Test
‐	Completion of Clinical Trials
‐	Submit Module III for DPP®HIV PMA
‐	Receive FDA PMA Approval and CLIA waiver
•	Syphilis Screen & Confirm
‐	Completion of Clinical Trials
‐	Submit to FDA for 510(K) Clearance
‐	Receive Clearance
•	Sure Check® HIV OTC Pre-IDE
‐	Commence & Complete Phase II Clinical Trials
Product Revenues  & Operating Results
•	Full Year of New Products Launched in Brazil through FIOCRUZ
•	Launch of DPP® HIV & Syphilis Tests in Global & US Markets
•	Continued US Lateral Flow HIV Test Market Share Gains
•	Potential New International Market Opportunities for Unique DPP® Products
Potential New Products & Marketing Agreements
•	Developments Related to Potential New Branded and/or OEM Products & Related Strategic Collaborations

Slide 18

Leadership

Executive	Joined Company*
Lawrence Siebert, Chairman & CEO	2002
Richard Larkin, CFO	2003
Javan Esfandiari, SVP R&D	2000
Tom Ippolito, VP Regulatory, Clinical, QA/QC	2005
Rick Bruce, VP Operations	2000
Independent Directors	Joined Board
Gary Meller, MD, MBA	2005
Kathy Davis, MBA	2007
Barbara DeBuono, MD, MPH	2011
Peter Kissinger, Ph.D	2011

Slide 19

Organization & Facility

TOTAL EMPLOYMENT Approx. 140

Research and Development – 12
Regulatory and Clinical QA & QC – 13
Sales, General & Administration – 9
Operations- 106

Fully Integrated FDA & USDA Approved Development & Manufacturing in 28,000 S/F Leased Facility in Medford, NY

Slide 20

Potential Impact of OEM & Branded Products on Revenue*

See Graphic

Slide 21

CEMI Selected Share Data

Ticker Symbol (OTC:QB)	CEMI
Price 12/30/11	$0.42
52 Week High	$0.580
52 Week Low	$0.210
Outstanding Shares (MM)	63.3
Market Capitalization (MM)	$26.6
Fully Diluted (FD) Shares (MM)	69.6
Management Holding (MM)-FD	12.3
Average Daily Volume (3 Mos)	31,000

Options and Warrants	Amt.	Avg. Ex. Price
Options (4.64MM held by mgmt. & board)	6.18	$0.213
Warrants (Expire by 2/15/12)	0.07	$0.810
Total Options & Warrants	6.25	$0.220

CEMI price performance

See Graphic

Slide 22

DPP® HIV Screening Assay
For Use with Oral Fluid or Blood Samples

•	Submitted PMA Module I in Q2 2011
•	Submitted PMA Module II October 2011 US
•	Clinical Trials Being Completed for Submissions of Module III in Q1 2012
•	Anticipated FDA PMA Approval, CLIA waiver in 2012
•	Market Launch in Q4 or early 2013

(See Graphic)

Slide 23
DPP® Syphilis Screen & Confirm
•	First POCT in US for Syphilis
•	All Pregnant Women Tested for Syphilis
•	Current Laboratory Tests Inadequate
•	Enables Confirmation & Treatment At POC
•	CE Marked October 2011, International Distribution being Established
•	US 510(K) Clinical Trials 2012
•	Anticipate FDA Clearance 2013

DPP® Syphilis Screen & Confirm
•	Developed in collaboration with the U.S. Centers for Disease Control
See Graphic

Slide 24

SURE CHECK® HIV OTC

Pre-IDE Studies 2011, Q1-2012 with “Phase II” Clinical Trials Beginning Thereafter
•	Patented All-In-One Barrel Device
•	Increasing Market Acceptance in Professional Market (Clearview Complete by Alere)
•	IDE, Clinical Trials 2012-13
•	Anticipated FDA Approval 2014

 (See graphic)

Slide 25

Comparative Selected Operating Results 2005-2010

	Dec-10		Dec-09		Dec-08		Dec-07		Dec-06		Dec-05
REVENUES:
Net sales	$ 13,516,359		$ 12,372,493		$ 10,355,768		$ 8,764,877		$ 6,294,012		$ 3,359,532
Research grant income	3,188,344		1,461,755		693,803		466,071		208,468		581,198
TOTAL REVENUES	16,704,703		13,834,248		11,049,571		9,230,948		6,502,480		3,940,730
Cost of sales	8,604,004		7,973,843		7,197,850		6,435,239		4,894,208		2,996,082
GROSS PROFIT	8,100,699	48%	5,860,405	42%	3,851,721	35%	2,795,709	30%	1,608,272	25%	944,648
OVERHEAD COSTS:
Research and development expenses	2,586,308	15%	2,883,696	21%	2,605,343	24%	1,906,653	21%	1,401,472	22%	1,364,898
Selling, general and administrative expenses	2,940,721	18%	2,659,382	19%	3,317,046	30%	3,765,220	41%	4,786,993	74%	2,877,737
	5,527,029		5,543,078		5,922,389		5,671,873		6,188,465		4,242,635
INCOME (LOSS) FROM OPERATIONS	2,573,670		317,327		(2,070,668)		(2,876,164)		(4,580,193)		(3,297,987)
OTHER INCOME (EXPENSES):
Other income (expense)	(3,923)		(6,696)		95,812		120,862		(57,464)		21,867
Interest income	4,147		9,032		34,403		145,289		29,532		39,803
Interest expense	(14,727)		(10,603)		(8,317)		(16,879)		(386,895)		(15,683)
	(14,503)		(8,267)		121,898		249,272		(414,827)		45,987
INCOME (LOSS) BEFORE INCOME TAXES	2,559,167		309,060		(1,948,770)		(2,626,892)		(4,995,020)		(3,252,000)
Income taxes	45,823		-		-		-		-		-
NET INCOME (LOSS)	2,513,344	15%	309,060	2%	(1,948,770)	-18%	(2,626,892)	-28%	(4,995,020)	-77%	(3,252,000)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$ 2,513,344	15%	$ 309,060	2%	$ (1,948,770)	-18%	$ (8,272,202)	-90%	$ (8,205,066)	-126%	$ (6,769,022)
Basic income (loss) per share	$ 0.04		$ 0.00		$ (0.03)		$ (0.57)		$ (0.80)		$ (0.88)
Diluted income (loss) per share	$ 0.04		$ 0.00		$ (0.03)		$ (0.57)		$ (0.80)		$ (0.88)
Weighted average number of shares outstanding, basic	62,102,861		61,946,435		61,266,954		14,608,478		10,293,168		7,705,782
Weighted average number of shares outstanding, diluted	70,920,915		75,041,932		61,266,954		14,608,478		10,293,168		7,705,782

See Graphic

Slide 26

RAPID Tests for EARLIER Treatment

Investor Presentation

See Graphic